Credit Facilities, Long-Term Debt, and Finance Lease Obligations	12 Months Ended
Dec. 31, 2017
Subclassifications of assets, liabilities and equities [abstract]
Credit Facilities, Long-Term Debt, and Finance Lease Obligations
Credit Facilities, Long-Term Debt and Finance Lease Obligations
A. Amounts Outstanding

The amounts outstanding are as follows:

As at Dec. 31	2018			2017
	Carrying value	Face value	Interest(1)	Carrying value	Face value	Interest(1)
Credit facilities(2)	339	339	3.8%	27	27	2.8%
Debentures	647	651	5.8%	1,046	1,051	6.0%
Senior notes(3)	943	955	5.4%	1,499	1,510	6.0%
Non-recourse(4)	1,236	1,250	4.4%	1,022	1,032	4.3%
Other(5)	39	39	9.2%	44	44	9.2%
	3,204	3,234		3,638	3,664
Finance lease obligations	63			69
	3,267			3,707
Less: current portion of long-term debt	(130)			(729)
Less: current portion of finance lease obligations	(18)			(18)
Total current long-term debt and finance lease obligations	(148)			(747)
Total credit facilities, long-term debt and finance lease obligations	3,119			2,960

(1) Interest is an average rate weighted by principal amounts outstanding before the effect of hedging.
(2) Composed of bankers’ acceptances and other commercial borrowings under long-term committed credit facilities.
(3) US face value at Dec. 31, 2018 - US$0.7 billion (Dec. 31, 2017 - US$1.2 billion).
(4) Includes US$1 million at Dec. 31, 2018 (Dec. 31, 2017 - US$27 million).
(5) Includes US$21 million at Dec. 31, 2018 (Dec. 31, 2017 - US$24 million) of tax equity financing.

Credit facilities are comprised of the Corporation's $1.25 billion committed syndicated bank credit facility expiring in 2022, TransAlta Renewable's $500 million committed syndicated bank credit facility expiring in 2022 and the Corporation's three bilateral credit facilities totalling $240 million expiring in 2020. The $1.75 billion (Dec. 31, 2017 - $1.5 billion) committed syndicated bank facilities are the primary source for short-term liquidity after the cash flow generated from the Corporation's business. Interest rates on the credit facilities vary depending on the option selected - Canadian prime, bankers' acceptances, US LIBOR, or US base rate - in accordance with a pricing grid that is standard for such facilities.
During 2018, the Corporation's US$200 million committed facility was cancelled and the Corporation's committed syndicated bank credit facility was increased by $250 million.

During 2017:

▪
TransAlta Renewables entered into a syndicated credit agreement giving it access to a $500 million committed credit facility. The agreement is fully committed for four years. Interest rates on the credit facilities vary depending on the option selected - Canadian prime, bankers' acceptances, US LIBOR, or US base rate - in accordance with a pricing grid that is standard for such facilities. The facility is subject to a number of customary covenants and restrictions in order to maintain access to the funding commitments. In conjunction with the credit agreement, the $350 million credit facility provided by TransAlta was cancelled.

The Corporation has a total of $2.0 billion (Dec. 31, 2017 - $2.0 billion) of committed credit facilities, including TransAlta Renewables’ credit facility of $0.5 billion (Dec. 31, 2017 - $0.5 billion). In total, $0.9 billion (Dec. 31, 2017 - $1.4 billion) is not drawn. At Dec. 31, 2018, the $1.1 billion (Dec. 31, 2017 - $627 million) of credit utilized under these facilities was comprised of actual drawings of $339 million (Dec. 31, 2017 - $27 million) and letters of credit of $720 million (Dec. 31, 2017 - $677 million). The Corporation is in compliance with the terms of the credit facilities and all undrawn amounts are fully available. In addition to the $0.9 billion available under the credit facilities, the Corporation also has $89 million of available cash and cash equivalents and $35 million ($27 million principal portion) in cash restricted for repayment of the OCP bonds (see section E below).
Debentures bear interest at fixed rates ranging from 5.0 per cent to 7.3 per cent and have maturity dates ranging from 2020 to 2030.
On Aug. 2, 2018, the Corporation early redeemed all of its outstanding 6.40 per cent debentures, which were due Nov. 18, 2019, for the principal amount of $400 million. The redemption price was $425 million in aggregate, including a $19 million prepayment premium recognized in net interest expense and $6 million in accrued and unpaid interest to the redemption date.

Senior notes bear interest at rates ranging from 4.5 per cent to 6.5 per cent and have maturity dates ranging from 2022 to 2040.

During 2018, the Corporation early redeemed its outstanding 6.650 per cent US$500 million senior notes due May 15, 2018. The repayment was hedged with foreign exchange forwards and cross currency swaps. The redemption price for the notes was approximately $617 million (US$516 million), including a $5 million early redemption premium, recognized in net interest expense, and $14 million in accrued and unpaid interest to the redemption date.

During 2017, the Corporation's US$400 million 1.90 per cent senior note matured and was paid out using existing liquidity. The repayment was hedged with a currency swap. The maturity value of the bond was $434 million.

A total of US$400 million (2017 - US$480 million) of the senior notes has been designated as a hedge of the Corporation’s net investment in US foreign operations.

Non-recourse debt consists of bonds and debentures that have maturity dates ranging from 2023 to 2033 and bear interest at rates ranging from 2.95 per cent to 6.26 per cent.

During 2018, the Corporation:

▪	Paid out the US$25 million non-recourse debt related to its Mass Solar projects.

▪
Monetized the OCA and closed a $345 million bond offering through its indirect wholly owned subsidiary TransAlta OCP by way of private placement. The non-recourse amortizing bonds bear interest from their date of issuance at a rate of 4.509 per cent per annum, payable semi-annually and maturing on Aug. 5, 2030.

During 2017, TransAlta Renewables closed a $260 million non-recourse bond offering by way of a private placement. At the same time, the Corporation early redeemed the $191 million face value CHD non-recourse debentures on Oct. 12, 2017. The redemption price was $201 million, including an early redemption premium of $6 million, recognized in net interest expense and accrued and unpaid interest of $4 million.

Other consists of an unsecured commercial loan obligation that bears interest at 5.9 per cent and matures in 2023, requiring annual payments of interest and principal, and tax equity financing assumed in the Lakeswind wind acquisition.
TransAlta’s debt has terms and conditions, including financial covenants, that are considered normal and customary. As at Dec. 31, 2018, the Corporation was in compliance with all debt covenants.
B. Restrictions on Non-Recourse Debt

The Melancthon Wolfe Wind, Pingston, TAPC Holdings LP, New Richmond, KHWLP and OCP non-recourse bonds with a carrying value of $1,235 million (Dec. 31, 2017 - $1,022 million) are subject to customary financing conditions and covenants that may restrict the Corporation’s ability to access funds generated by the facilities’ operations. Upon meeting certain distribution tests, typically performed once per quarter, the funds are able to be distributed by the subsidiary entities to their respective parent entity. These conditions include meeting a debt service coverage ratio prior to distribution, which was met by these entities in the fourth quarter. However, funds in these entities that have accumulated since the fourth quarter test will remain there until the next debt service coverage ratio can be calculated in the first quarter of 2019. At Dec. 31, 2018, $33 million (Dec. 31, 2017 -$35 million) of cash was subject to these financial restrictions.

Additionally, certain non-recourse bonds require that certain reserve accounts be established and funded through cash held on deposit and/or by providing letters of credit. The Corporation has elected to use letters of credit as at Dec. 31, 2018.

C. Security
Non-recourse debts of $766 million in total (Dec. 31, 2017 - $848 million) are each secured by a first ranking charge over all of the respective assets of the Corporation’s subsidiaries that issued the bonds, which includes certain renewable generation facilities with total carrying amounts of $1,021 million at Dec. 31, 2018 (Dec. 31, 2017 - $1,107 million). At Dec. 31, 2018, a non-recourse bond of approximately $127 million (Dec. 31, 2017 - $174 million) was secured by a first ranking charge over the equity interests of the issuer that issued the non-recourse bond.
The new TransAlta OCP bonds with a carrying value of $342 million are secured by the assets of TransAlta OCP, including the right to annual capital contributions and OCA payments from the Government of Alberta. Under the OCA, the Corporation receives annual cash payments on or before July 31 of approximately $40 million (approximately $37 million, net to the Corporation), commencing Jan. 1, 2017, and terminating at the end of 2030.

D. Principal Repayments

	2019	2020	2021	2022	2023	2024 and thereafter	Total
Principal repayments(1)	130	486	91	947	141	1,439	3,234

(1) Excludes impact of derivatives.

E. Restricted Cash
The Corporation has $31 million (Dec. 31, 2017 - $30 million) of restricted cash related to the Kent Hills project financing that is held in a construction reserve account. The proceeds will be released from the construction reserve account upon certain conditions being met, which are expected to be finalized in Q1 2019.
The Corporation also has $35 million (Dec. 31, 2017 - nil) of restricted cash related to the TransAlta OCP bonds, which is required to be held in a debt service reserve account to fund the next scheduled debt repayment in February 2019.
F. Finance Lease Obligations

Amounts payable for mining assets and other finance leases are as follows:

As at Dec. 31	2018		2017
	Minimum lease payments	Present value of minimum lease payments	Minimum lease payments	Present value of minimum lease payments
Within one year	21	20	20	20
Second to fifth years inclusive	39	35	43	38
More than five years	10	8	15	11
	70	63	78	69
Less: interest costs	7	—	9	—
Total finance lease obligations	63	63	69	69

Included in the Consolidated Statements of Financial Position as:
Current portion of finance lease obligations	18		18
Long-term portion of finance lease obligations	45		51
	63		69

G. Letters of Credit

Letters of credit issued by TransAlta are drawn on its committed syndicated credit facility, its $240 million bilateral committed credit facilities and its uncommitted $100 million demand letter of credit facility. Letters of credit issued by TransAlta Renewables are drawn on its uncommitted $100 million demand letter of credit facility.
Letters of credit are issued to counterparties under various contractual arrangements with the Corporation and certain subsidiaries of the Corporation. If the Corporation or its subsidiary does not perform under such contracts, the counterparty may present its claim for payment to the financial institution through which the letter of credit was issued. Any amounts owed by the Corporation or its subsidiaries under these contracts are reflected in the Consolidated Statements of Financial Position. All letters of credit expire within one year and are expected to be renewed, as needed, in the normal course of business. The total outstanding letters of credit as at Dec. 31, 2018, was $720 million (2017 - $677 million) with no (2017 - nil) amounts exercised by third parties under these arrangements.